EXHIBIT D
                                    ---------

                             MUTUAL RECOURSE RELEASE

         This Mutual Recourse Release ("Release") is made and entered into by and between Pacific USA Holdings Corp, Pacific Financial Group, Inc. and their affiliates ( collectively, "PUSA/PFG"), AutoPrime, Inc. ("AP") and AutoCorp Equities, Inc. and ACE Motor Co., Inc. (collectively "ACE") and is an integral part of a certain Master Agreement by and between the parties dated as of October 1, 2000 (the "Master Agreement"), to which this Release is attached as Exhibit D.

1. For valuable consideration, PUSA/PFG and AP hereby jointly, severally and fully release and discharge ACE of and from any and all claims, demands, liabilities, obligations, costs and expenses, direct or indirect, contingent on fixed, known or unknown, presently existing or hereafter arising, liquidated or unliquidated, or disputed or undisputed, and which may directly or indirectly arise from or may be related to all or any portion of the ACE Additional Debt, including but not limited to those obligations defined in Exhibits H attached to the Master Agreement.

2. For valuable consideration ACE hereby fully releases and discharges each of PUSA/PFG and AP from any and all claims, demands, liabilities, obligations, costs and expenses, direct or indirect, contingent or fixed, known or unknown, presently existing or hereafter arising, liquidated or unliquidated, or disputed or undisputed, and which may directly or indirectly arise from or may be related to any dealings between ACE and PUSA/PFG or AP prior to October 1, 2000.

3. Wherever "PUSA/PFG", "AP" or "ACE" is used in this Release, the terms include the respective affiliates, officers, directors, shareholders, agents, representatives, employees, professionals, successors and assigns of each such parties.

4. In addition to the provisions of this Release, the provisions of the Master Agreement shall be valid and binding upon the parties.

         Executed as of October 1, 2000.

PACIFIC USA HOLDINGS CORP.

By:__________________________
     Bill Bradley, President

PACIFIC FINANCIAL GROUP, INC.                       AUTOPRIME, INC.

By:__________________________                       By:_________________________
     Bill Bradley                                        David Watt
     President                                           Chief Executive Officer


AUTOCORP EQUITIES, INC.                             ACE MOTOR CO., INC.

By:__________________________                       By:_________________________
    Charles Norman                                       Charles Norman
    President                                             President